Exhibit 10.2

American Metals & Coal International, Inc.	First Reserve Corporation
475 Steamboat Road, 2nd Floor	One Lafayette Place
Greenwich, CT 06830	Greenwich, CT 06830
August 12, 2005
VIA FACSIMILE
Alpha Natural Resources, Inc.
406 West Main Street
Abingdon, Virginia 24210
Attention: Michael J. Quillen, President
Facsimile No.: (276) 628-3116
     Re: Amendment to Section 3.1 of Stockholder Agreement
Dear Mr. Quillen:
     We refer you to that certain Stockholder Agreement dated as of February 11, 2005 by and among Alpha Natural Resources, Inc., a Delaware corporation (the “Company”), the “FRC Parties” (as defined therein), the “AMCI Parties” (as defined therein) Madison Capital Funding LLC, a Delaware limited liability company, and the “Employee Stockholders” (as defined therein) (the “Agreement”). By our signatures below, Hans J. Mende in his capacity as the AMCI Representative pursuant to Section 6.12 of the Agreement, and First Reserve Fund IX, L.P. in its capacity as the FRC Representative pursuant to Section 6.13 of the Agreement, hereby amend Section 3.1 of the Agreement by restating clause (b) of the third sentence of Section 3.1 to read in its entirety as follows: “(b) Transfers in accordance with the requirements of Rule 144 or Rule 701 or their successors under the Securities Act,”. This amendment is made pursuant to Section 3.3(a) of the Agreement and is effective from and after the date of this letter. This amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and facsimile signatures to this amendment shall be valid for all purposes.

The AMCI Parties

By:	/s/ Hans J. Mende

Hans J. Mende, the AMCI Representative

The FRC Parties

By:	First Reserve Fund IX, L.P., the FRC Representative
By:	First Reserve GP IX, L.P., its General Partner
By:	First Reserve GP IX, Inc., its General Partner

By:	/s/ Alex T. Krueger

Alex T. Krueger, Managing Director
cc: Leslie A. Grandis, facsimile no.: (804) 698-2069
Thomas R. Denison, facsimile no.: (203) 661-6729
James L. Palenchar, facsimile no.: (303) 592-3140